UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

One Tower Center
East Brunswick, NJ		08816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 732-418-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On November 4, 2009, Savient Pharmaceuticals, Inc. (the "Registrant") announced its financial results for the quarter ended September 30, 2009. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      In addition, on November 5, 2009, the Registrant held a publicly available live webcast discussion of its financial results for the quarter ended September 30, 2009. The transcript of the November 5, 2009 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 4, 2009
99.2	Transcript dated November 5, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.

Date: November 9, 2009	By: /s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 4, 2009
99.2	Transcript dated November 5, 2009